SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of
         The Securities Exchange Act of 1934

Filed by the Registrant | |)
Filed by a Party other than the Registrant | |
Check the appropriate box:
| |      Preliminary Proxy Statement
| | Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
| |)     Definitive Proxy Statement
| |      Definitive Additional Materials
| |      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

 ENNIS BUSINESS FORMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

| |)     No fee required.
| |      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

| | Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                           ENNIS BUSINESS FORMS, INC.
                           1510 N. HAMPTON, SUITE 300
                               DESOTO, TEXAS 75115
                            TELEPHONE (972) 228-7801

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 21, 2001

                             ----------------------


To the Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ennis Business Forms, Inc., a Texas corporation (the "Company"), will be held in The DeSoto City Hall, 211 East Pleasant Run Road, DeSoto, Texas 75115 at 10:00 a.m., Central Daylight Time, on Thursday, June 21, 2001 for the following purposes:

1.       To elect three directors for terms ending in 2004;

2. To ratify the selection of KPMG LLP as independent auditors of the Company for the fiscal year ending February 28, 2002; and

3. To transact such other business as may properly come before the meeting.

         Only shareholders of record at the close of business on April 16, 2001 are entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof.

         IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

         A copy of the Company's Annual Report for the fiscal year ended February 28, 2001, which contains financial statements and other information of interest to shareholders, is being mailed to you.

                                    By Order of the Board of Directors,



                                    Harve Cathey
                                    Secretary

DeSoto, Texas
May 21, 2001

                           ENNIS BUSINESS FORMS, INC.
                           1510 N. HAMPTON, SUITE 300
                               DESOTO, TEXAS 75115
                            TELEPHONE (972) 228-7801
                             ----------------------
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 21, 2001
                                 10:00 A.M. CDT
                              THE DESOTO CITY HALL
                           211 EAST PLEASANT RUN ROAD
                               DESOTO, TEXAS 75115
                             ----------------------


         The holders of the Company's Common Stock of record at the close of business on April 16, 2001 are entitled to vote at the Annual Meeting of Shareholders, which will be held on June 21, 2001. A form of Proxy is enclosed for use at such meeting if you are unable to attend in person. The persons named therein as proxies were selected by the Board of Directors of the Company. The proxy is solicited by the board of directors of the company and is revocable at any time before it is exercised. This proxy statement is first mailed to shareholders on May 21, 2001.

VOTING RIGHTS AND VOTES REQUIRED

         At the close of business on April 16, 2001, the Company had 16,270,754 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote, except in the election of directors, shareholders may cumulate their votes. See "Election of Directors".

         The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. Assuming a quorum, the nominees receiving a plurality of the votes cast at the Annual Meeting for the election of directors will be elected as directors.

         With regard to the election of directors, votes may be cast in favor or withheld, votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Abstentions and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will have no effect on the outcome of the election of directors.

VOTING OF PROXIES

         If the accompanying proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the proxy. In the absence of instructions to the contrary, such shares will be voted in favor of the nominees for election to the Board of Directors listed in this proxy statement and named in the accompanying Proxy. The Board of Directors does not intend to bring any other matters before the Annual Meeting and is not aware of any matters that will come before the Annual Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying proxy to vote all properly executed proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Annual Meeting.

REVOCATION OF PROXIES

         Any stockholder may revoke such stockholder's proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A proxy may be revoked by filing with Harve Cathey, Secretary of Ennis Business Forms, Inc., at the Annual Meeting, a written notice of revocation or a subsequently dated, executed proxy at any time prior to the time it has been voted at the Annual Meeting, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

COST OF SOLICITATION

         The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and form of Proxy and the cost, which is estimated to be nominal, of further solicitation hereinafter referred to, is to be borne by the Company. In addition to the use of the mails, it may be necessary to conduct some solicitation by telephone, facsimile machine or personal interview. Any such solicitation will be done by the directors, officers and regular employees of the Company; and, in addition, banks, brokerage houses and other custodians, nominees or fiduciaries will be requested to forward proxy soliciting material to their principals to obtain authorization for the execution of proxies on their behalf. The Company will not pay such persons any compensation for soliciting proxies, but the Company will reimburse such persons for their out-of-pocket expenses incurred in this connection.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

         The following persons own more than five percent of the outstanding voting securities of the Company:

                          NAME AND ADDRESS OF                          AMOUNT AND NATURE                  PERCENT
TITLE OF CLASS              BENEFICIAL OWNER                        OF BENEFICIAL OWNERSHIP               OF CLASS
--------------        ---------------------------                   -----------------------               --------
Common Stock          Royce & Associates, Inc.
                      1414 Avenue of the Americas
                      New York, New York 10019                          1,499,700 shares                     9.2%

                      NFJ Investment Group
                      2121 San Jacinto St., Suite 1840
                      Dallas, TX  75201                                 860,000 shares                       5.3%

Note - This information obtained from Schedule 13g filings by Royce & Associates, Inc. on February 5, 2001, and NFJ Investment Group on February 12, 2001.


         The following table lists, as of the close of business on April 16, 2001, the Company's common stock beneficially owned by each director, each of the most highly compensated executive officers, and all directors and executive officers as a group:

                                                      COMMON STOCK BENEFICIAL OWNERSHIP
                                            ----------------------------------------------------
                                                             NUMBER OF SHARES
                                            ----------------------------------------------------
                                                                         OBTAINABLE                   PERCENT OF
NAME/GROUP                                  DIRECTLY    INDIRECTLY      THROUGH STOCK                 OUTSTANDING
                                             OWNED        OWNED       OPTION EXERCISE(4)  TOTAL         SHARES
                                            --------    ----------    ------------------  ------      -----------
James B. Gardner                             13,125       4,000  (2)                       17,125           *
Harold W. Hartley                             3,375      26,975  (1)                       30,350           *
Robert L. Mitchell                           59,581                                        59,581           *
Kenneth E. Overstreet                        79,223                                        79,223           *
Thomas R. Price                              21,500      30,000  (2)                       51,500           *
Kenneth G. Pritchett                         10,000       7,000  (2)&(3)                   17,000           *
Ewell L. Tankersley                          18,025       3,100  (2)                       21,125           *
James C. Taylor                               4,000                                         4,000           *
Keith S. Walters                              7,650                        35,000          42,650           *
All Directors and Executive
  Officers as a group (12)                  241,479      73,718            57,000         373,197        2.3%

(1) Shares held in trust of which Mr. Hartley is one of two trustees with shared voting power.

(2) Indirect shares attributable to Mr. Gardner, Mr. Price, Mr. Pritchett and Mr. Tankersley are held in trust for the benefit of the named Directors. Each has voting power over the shares.

(3) Additional shares held in a Profit Sharing plan in which Mr. Pritchett has a beneficial interest.

(4) Shares exercisable through stock option exercise represent options exercisable within 60 days.


  * Indicates less than 1%.


-----------


         Except as set forth above, management of the Company is not aware of any other person or group of persons that owns in excess of 5% of the outstanding Common Stock. Management is not aware of any change in control of the Company that has taken place since the beginning of the last fiscal year and is not aware of any contractual arrangements or pledges of securities the operation of the terms of which may at a subsequent date result in a change in control of the Company.

                       ELECTION OF DIRECTORS (PROPOSAL 1)

         The Board of Directors is divided into three classes which consist of nine directors, six of whom are not, and have not been, officers or employees of the Company. The terms of three directors currently expire at this year's Annual Meeting, the terms of three directors currently expire at the 2002 Annual Meeting and the terms of three directors currently expire at the 2003 Annual Meeting. At this year's Annual Meeting, three directors will be elected for a term expiring at the 2004 Annual Meeting.

         Provided a quorum is present, a plurality of the votes cast in person or by proxy by the holders of shares entitled to vote is required to elect directors. With respect to the election of directors, shareholders have cumulative voting rights, which means that each shareholder entitled to vote
(a) has the number of
votes equal to the number of shares held by such shareholder multiplied by the number of directors to be elected and (b) may cast all such votes for one nominee or distribute such shareholder's votes among the nominees as the shareholder chooses. The right to cumulate votes may not be exercised until a shareholder has given written notice of the shareholder's intention to vote cumulatively to the corporate secretary on or before the day preceding the election. If any shareholder gives such written notice, then all shareholders entitled to vote may cumulate their votes. Upon such written notice, the persons named in the accompanying form of Proxy may cumulate their votes if additional persons are nominated at the Annual Meeting for the election of directors. As a result, the Board of Directors is soliciting discretionary authority to cumulate votes.

         The following table sets forth certain information concerning each nominee and continuing director. Except as set forth therein, none of the nominees or continuing directors is an officer or director of any other publicly owned corporation or entity.

                        THREE-YEAR TERMS EXPIRING IN 2004

                                                                                                          YEAR IN WHICH
                                                                                                           SERVICE AS A
NAME OF NOMINEE                                      BACKGROUND                                AGE        DIRECTOR BEGAN
----------------- ---------------------------------------------------------------------------  ---        --------------
Harold W. Hartley, Investments.                                                                 77              1971
                  Mr. Hartley retired in December 1985 and since that time has managed his private investments. From June 1984 to December 1985, he served as a consultant to Tenneco Financial Services, Inc. From February 1981 to June
                  1984 Mr. Hartley served as Executive Vice-President of Tenneco Financial
                  Services, Inc.  Mr. Hartley serves as a director of the Conseco Fund Group.

Kenneth G. Pritchett, President of Ken Pritchett Properties, Inc.                               63              1999
                  Ken Pritchett Properties, Inc. is a Commercial and Residential Development
                  Corporation in the Dallas/Ft. Worth Metropolitan area since 1968, specializing in shopping center and exclusive residential development.  Mr.
                  Pritchett is on the Board of Trustees and Chairman of the Planning
                  Committee for Charlton Methodist Hospitals.  He is a Life Director for the
                  National Home Builders, and the Texas Home Builders Association.  He serves on the Executive Committee for the Metropolitan Homebuilders Association.


                                       4

James C. Taylor, Principal, The Anderson Group Inc.                                             59              1998
                  Bloomfield Hills, Michigan, a private investment firm engaged in the acquisition and management of businesses in a variety of industries. Since joining The Anderson Group Inc. in 1989, Mr. Taylor has served as the
                  President and Chief Executive Officer of four businesses affiliated with
                  The Anderson Group Inc.: Display Technologies, Inc. (January 2001 to the
                  present); Burwood Products Company, a wall decor and clock manufacturer
                  (February 1995 to February 2000); The Bargeman Company, a supplier of proprietary products to the recreational vehicle and utility trailer industries (January 1992 to December 1994); and Advance Stamping Company, a
                  supplier of metal stampings to the automotive, electrical and hardware industries (January 1989 to September 1991). Prior to 1989, Mr. Taylor was
                  with United Technologies Corporation for 19 years, primarily in manufacturing operations, including 7 years as a Group Vice President.

                        THREE-YEAR TERMS EXPIRING IN 2003

                                                                                                           YEAR IN WHICH
       NAME OF                                                                                             SERVICE AS A
CONTINUING DIRECTOR                                  BACKGROUND                                AGE        DIRECTOR BEGAN
------------------- -------------------------------------------------------------------------  ---        --------------
Robert L. Mitchell,  Retired President of the Company.                                          67               1985
                  Mr. Mitchell retired in December 1989. Prior to that date, he served as
                  President and Chief Operating Officer of the Company from April 1985, and was continuously employed by the Company beginning in 1969.

Thomas R. Price, Owner and President of Price Industries, Inc.                                  62               1989
                  Mr. Price has been engaged in his present occupation since 1975 and is a director of Price Bros. Co., Dayton, Ohio.

Ewell L. Tankersley, Investments.                                                               68               1988
                  Since his retirement from KPMG LLP (formerly KPMG Peat Marwick LLP) in
                  June 1985, Mr. Tankersley has engaged in private investing, and, until early 1992, in the private consulting business. Mr. Tankersley served as an audit partner with KPMG Peat Marwick LLP from 1966 until his retirement in 1985.

                        THREE-YEAR TERMS EXPIRING IN 2002

                                                                                                           YEAR IN WHICH
       NAME OF                                                                                             SERVICE AS A
CONTINUING DIRECTOR                                  BACKGROUND                                AGE        DIRECTOR BEGAN
------------------- -------------------------------------------------------------------------  ---        --------------

Keith S. Walters, Chairman of the Board, CEO and President of the Company.                       51              1997
                  Mr. Walters joined the Company in August 1997 as Vice President-Commercial
                  Printing Operations and was appointed Vice Chairman of the Board and Chief
                  Executive Officer in November 1997. Prior to joining the Company, Mr.
                  Walters was with Atlas/Soundolier, a division of American Trading and
                  Production Company, for 8 years, most recently as Vice President of
                  Manufacturing. Prior to that time, Mr. Walters was with the Automotive
                  Division of United Technologies Corporation for 15 years, primarily in manufacturing and operations.

James B. Gardner, Managing Director of Service Asset Management                                  66              1970
                  Company (SAMCO).
                  Mr. Gardner has served in his present position with SAMCO, a financial services firm, since May 1994. Mr. Gardner has also been a director of
                  Century Telephone Enterprises, Inc. since 1981 and serves as a director of
                  NAB Asset Corporation.

Kenneth E. Overstreet, Group President of the Company's Financial Solution                       58              2000
                  and Promotional Solution Groups.
                  Mr. Overstreet joined the Company in June 2000 at the time of the acquisition of Northstar Computer Forms, Inc. (NSCF).  Prior to June 2000,
                  Mr. Overstreet was with NSCF since 1989, serving as President since 1993.

                               BOARD COMPENSATION

         Non-employee directors receive an annual retainer of $15,000 plus $1,500 for each board meeting attended and $1,000 for each committee meeting attended other than in conjunction with a board meeting. In addition, each committee chairman receives an annual retainer of $4,000. The Company also reimburses travel and accommodation expenses of directors incurred with respect to board and committee meetings. The Company grants each outside director an option to purchase 10,000 shares at the time of election and 5,000 shares annually while service as a director continues. These are non-qualified options as provided under the 1998 Option and Restricted Stock Plan. Pursuant to this policy, Mr. Gardner, Mr. Hartley, Mr. Mitchell, Mr. Price, Mr. Pritchett, Mr. Tankersley and Mr. Taylor were granted options of 5,000 shares each in April 2000.

MEETINGS OF BOARD AND COMMITTEES

         The Company's Board held five meetings during the fiscal year ended February 28, 2001. The Board's Executive Compensation and Stock Option and Executive committees each held one meeting. The Nominating Committee met twice, and the Audit Committee met three times. Each director attended at least 75% of the meetings of the Board of Directors and the committees on which each served during the fiscal year.

                             COMMITTEES OF THE BOARD

AUDIT COMMITTEE. See Audit Committee Report for a discussion of the purpose of the Committee and the names of the directors who serve on the Committee.

EXECUTIVE COMPENSATION AND STOCK OPTION COMMITTEE. See Executive Compensation for a discussion of the purpose of the Committee and the names of the directors who serve on this Committee.

NOMINATING COMMITTEE. This committee considers and makes recommendations to the Board of Directors regarding any nominee submitted for election to the Board, whether submitted by management, by other members of the Board of Directors or by shareholders. Although no nominee has ever been submitted by shareholders, in the event any shareholder wishes to nominate a candidate for director, the Board of Directors, through this committee, would consider such a nomination upon receipt of a written nomination, including the business history of the candidate, mailed to the attention of the Board of Directors or upon an oral presentation of the candidate's qualifications to the Board of Directors or the committee. The committee currently consists of Mr. Taylor (Chairman), Mr. Hartley and Mr. Pritchett.

EXECUTIVE COMMITTEE. This committee advises and consults with the Chief Executive Officer regarding the management of the business and affairs of the Company and makes recommendations for consideration by the full Board of Directors. The committee currently consists of Mr. Gardner (Chairman), Mr. Walters and Mr. Tankersley.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION AND STOCK OPTION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

         The Executive Compensation and Stock Option Committee of the Board of Directors of the Company (the "Committee"), which is composed entirely of the three non-employee directors listed below, has furnished the following report on executive compensation. The Committee's report documents the components of the Company's executive officer compensation programs and describes the compensation philosophy on which 2001 compensation determinations were made by the Committee with respect to the executive officers of the Company, including the Chief Executive Officer and the four other executive officers that are named in the compensation tables who are currently employed by the Company (the "Named Executives"). The decisions of the Committee with respect to the compensation of the executive officers are submitted to and subject to ratification by the Board of Directors prior to implementation.

COMPENSATION PHILOSOPHY

         The executive compensation program of the Company is reviewed annually by the Committee and it is the philosophy of the Company that executive compensation is directly linked to continuous improvements in corporate performance. Specifically, the following objectives have been adopted by the Committee as guidelines for compensation decisions:

         o Provide a competitive total executive compensation package that enables the Company to attract and retain key executives and maintain a competitive position in the executive marketplace with employers of comparable size and in similar lines of business.

         o Enhance the compensation potential of executives by integrating pay programs with the Company's annual and long-term business objectives and strategy, and focus executives on the fulfillment of these objectives.

         o Provide variable compensation opportunities that are linked with the performance of the Company, emphasizing net earnings, return on capital and revenue growth.

         The Committee periodically engages recognized independent compensation consultants to undertake a third-party evaluation of current compensation arrangements in light of competitive market conditions.

CASH COMPENSATION

         Cash compensation includes base salary and the Company's annual incentive plan awards. The base salary of each of the Company's executive officers is determined by an evaluation of the responsibilities of that position and by comparison to the range of salaries paid in the competitive market in which the Company competes for comparable executive ability and experience. The performance of each Named Executive officer is reviewed annually by the Committee and the Chief Executive Officer in the case of the other executive officers, taking into account the Company's operating and financial results for that year, the contribution of each executive officer to such results, the achievement of goals established for each such executive officer at the beginning of each year, and competitive salary levels for persons in those positions in the markets in which the Company competes. To assist in its deliberations, the Committee accesses comparable salary and incentive compensation information for a number of representative companies in the industry for comparison purposes. Following its review of the performance of the Company's Named Executive officers, the Committee reports its recommendations for salary increases and incentive awards to the Board of Directors. In fiscal year 2001, annual base salary increases and incentive compensation awards were approved by the Committee and reported to the Board of Directors for all of the Named Executives, and incentive compensation awards were approved by the Committee for all of the executives (other than the Named Executives). The Committee believes the recommended salary increases and incentive awards were warranted, are properly aligned to the Board's compensation philosophy, and consistent with the performance of such executives during fiscal year 2001 based on the Committee's evaluation of each individual's overall contribution to accomplishing the Company's fiscal year 2001 corporate goals and of each individual's achievement of individual goals during the year.

STOCK OPTIONS

         The Committee believes that it is essential to align the interests of the Company executives and other management personnel responsible for the growth of the Company with the interests of the Company's stockholders. The Committee believes the long-term alignment of its executives to shareholders is best accomplished through the provision of stock option grants. Therefore, pursuant to the recommendation of the members of the Committee, the Company's Board of Directors and stockholders approved the 1998 Option and Restricted Stock Plan at the June 18, 1998 Shareholders Meeting that provides for granting stock options and restricted stock awards. The purpose of this Plan is to foster and promote the long-term financial success of the Company by providing a means through which the Company and its subsidiaries can attract and retain key executive and managerial employees, consultants and non-employee directors who can contribute materially to that success. The Committee will continue to review long-term incentives and make recommendations, where appropriate, to the Company's Board of Directors, from time to time, to assure the Company's executive officers and other key employees are appropriately motivated and rewarded based on the long-term financial progress of the Company.

COMPENSATION OF CEO

         In determining the compensation of Mr. Keith Walters, the Chairman and Chief Executive Officer, the Committee (with Mr. Walters not participating) reviewed the Company's operating and financial results for fiscal year, evaluated his individual performance and contribution to those results, and considered the compensation range for other chief executive officers of companies in the industry. Based on that review and assessment, the Committee recommended and the Company's Board of Directors ratified that his base annual salary was adjusted to $350,000 (midpoint for his position in the Company's salary administration system). A performance bonus of $18,754 was approved for Mr. Walters based on predetermined performance criteria on revenue growth, return on capital employed and net income. In addition, Mr. Walters was granted 100,000 stock options in fiscal year 2001, a discretionary bonus of $11,246 (bringing the cash bonus to a total of $30,000) and a grant of 10,000 stock units under the terms of the Company's Deferred Compensation Plan.

SUMMARY

         As demonstrated in each of the plans above, compensation in all its forms is linked directly to objective performance criteria of the Company, business units where applicable, and the individual executive's performance. By doing so, the Committee has created an environment which encourages long-term decisions which will benefit the Company, its shareholders, customers, and employees and at the same time allows the executives, managers, and key contributors within the Company to share in the success of those decisions and actions. Furthermore, the Committee believes that the total compensation program for executive officers of the Company will be competitive with the compensation programs provided by other corporations with which the Company competes.

         The Committee believes the actions taken regarding executive compensation were appropriate in view of individual and corporate performance.

Ewell L. Tankersley - Chairman          James B. Gardner        James C. Taylor

SECTION 162(m) OF THE INTERNAL REVENUE CODE

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") disallows a corporation's deduction for remuneration paid to its chief executive officer and its named executive officers in excess of $1 million per person. Performance-based compensation and certain other compensation, as defined, is not subject to the deduction limitation of this regulation.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

         The Company has entered into employment agreements with the executive officers of the Company. The agreements provide that for a continuing three-year employment period plus two 1-year extensions. Each of such employment agreements provides that if the officer terminates his employment for good reason or during the two-year period following a change of control of the Company, the Company will (a) make a lump sum payment to him of salary earned through the date of termination, (b) make a lump sum severance payment to him of the amount determined by multiplying his base amount times a multiple per his agreement, (c) accelerate vesting of all long-term incentives, to include but not limited to stock options, restricted stock, any other long-term incentive grants, and (d) continue to provide certain welfare plan and other benefits for a period of one year or as long as such plan or benefits allow or until the executive is employed under the benefit plans of another company.

         For purposes of the employment agreements, "good reason" includes
(i) a change in the officer's position, authority, duties or responsibilities, (ii) changes in the office or location at which he is based without his consent (such consent not to be unreasonably withheld), (iii) certain breaches of the agreement and (iv) a reduction in base annual salary.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         All of the members of the Executive Compensation and Stock Option Committee are non-employee directors of the Company and are not former officers of the Company. During fiscal year 2001, no executive officer of the Company served as a member of the Board of Directors or on the compensation committee of a corporation where one of whose executive officer served on the Executive Compensation and Stock Option Committee or on the Board of Directors of the Company.

                          SUMMARY COMPENSATION TABLE *

NAME AND PRINCIPAL POSITION (a)                                                       NUMBER OF
                                                                                     SECURITIES
                                                                                     UNDERLYING
                                                                                       OPTIONS
                                              ANNUAL COMPENSATION (b)                 LONG-TERM
                                      ------------------------------------------    COMPENSATION
                                      YEAR       SALARY         BONUS      OTHER       AWARDS
                                      ----       ------         -----      -----       ------
Keith S. Walters  (c)                 2001      $345,192        30,000                  100,000
  Chairman of the Board,              2000      $315,384       238,362                  100,000
    President and Chief               1999      $233,461       134,750                  100,000
    Executive Officer

Ronald M. Graham                      2001      $121,039         7,500                   15,000
  Vice President - Human              2000      $115,115        49,306                   15,000
     Resources                        1999       $79,464        30,800                   16,000

David P. Erickson  (d)                2000      $130,000        38,118                   15,000
  Vice President - Sales and          1999       $86,154        36,400                   16,000
     Marketing

Robert M. Halowec                     2001      $146,154         5,358                   15,000
   Vice President - Finance           2000      $128,654        63,118                   15,000
      And CFO

Harve Cathey                          2001       $99,039         1,786                   15,000
   Secretary and Treasurer            2000       $95,000        25,917

Kenneth E. Overstreet                 2001      $150,000            --     50,392 (e)        --
   Group President

-----------

* There were no Restricted Stock Awards, SARs or LTIP Payouts during the three most recent fiscal years.

(a) This table includes the Chief Executive Officer and all other executive officers whose compensation exceeded $100,000 for the most recent fiscal year.

(b) All amounts are for fiscal years ended February 28 or 29.

(c) Mr. Walters joined the Company in August 1997 as Vice President-Commercial Printing Operations and served in that position until being named Vice Chairman of the Board and Chief Executive Officer in November 1997. In June 1998, Mr. Walters was elected Chairman of the Board and Chief Executive Officer, and in July 1998 to the additional office of President.

(d) Mr. Erickson was reassigned to the position of Group Vice President - Sales & Marketing of the Forms Solutions Group on June 2000.

(e) Mr. Overstreet was paid a "Transaction Complete Bonus" in conjunction with the contract to acquire Northstar Computer Forms, Inc.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                                                                                               POTENTIAL REALIZABLE VALUE AT
                            NUMBER OF         % OF TOTAL                                         ASSUMED PRICE APPRECIATION
                           SECURITIES        OPTIONS/SARS     EXERCISE OR                              FOR OPTION TERM
                         UNDERLYING SARS      GRANTED TO      BASE PRICE                               ---------------
                            GRANTED (1) (2)   FISCAL YEAR      PER SHARE      EXPIRATION             5%             10%
                            --------          -----------      ---------      ----------             --             ---
Keith S. Walters             100,000             63.5%            7.06         04/20/10           $389,000        $959,000
Harve Cathey                  15,000              9.5%            7.06         04/20/10            $58,000        $144,000
Ronald M. Graham              15,000              9.5%            7.06         04/20/10            $58,000        $144,000
Robert M. Halowec             15,000              9.5%            7.06         04/20/10            $58,000        $144,000

-----------

(1) Total number of options granted to employees during fiscal 2001 was 157,500.

(2) Options become exercisable in increments of 25% per year (cumulative) beginning April 21, 2001.


          TABLE 3: AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      BY FISCAL YEAR-END OPTION/SAR VALUES

                                                                  Number of
                                                                  Securities                          Value of
                                                                  underlying                         unexercised
                                                                 unexercised                         in-the-money
                                                                 options/SARs                        options/SARs
                              Shares                              at fiscal                           at fiscal
                             acquired                             year end                            year end
                                on         Value        -----------------------------       ----------------------------
Name                         Exercise     Realized      Exercisable     Unexercisable       Exercisable    Unexercisable
----                         --------     --------      -----------     -------------       -----------    -------------
Keith S. Walters                                             35,000           285,000                          $ 137,750
Robert M. Halowec                                             4,000            42,000                          $  20,662
Ronald M. Graham                                              4,000            42,000                          $  20,662
Harve Cathey                                                 18,000            22,500                          $  20,662
Kenneth E. Overstreet        79,223 (1)   $400,657                0                 0                          $       0

(1) Pursuant to the terms of the agreement to acquire Northstar Computer Forms, Inc. (NSCF), Mr. Overstreet's options with NSCF were converted into option to purchase Company stock. Mr. Overstreet exercised these options in June 2000.

                              PENSION PLAN TABLE (1)

                                              YEARS OF SERVICE
                    --------------------------------------------------------------------
REMUNERATION          15             20                25             30           35
------------          --             --                --             --           --
$125,000            $19,392        $25,856           $32,321        $38,785      $45,249
 150,000             24,080         32,106            40,133         48,160       56,186
 175,000             28,767         38,356            47,946         57,535       67,124
 200,000             33,455         44,606            55,758         66,910       78,061

-----------

(1) The Company has a noncontributory retirement plan that covers substantially all of the employees of the Company and certain of its subsidiaries. The plan provides for retirement benefits on a formula based on the average pay of the highest five consecutive compensation years during active employment, integration of certain Social Security benefits, length of service and a normal retirement age of sixty-five. All forms of remuneration, including overtime, shift differentials and bonuses, are covered by the plan. However, due to restrictions imposed by the Revenue Reconciliation Act of 1993, effective March 1, 1997, the maximum annual compensation covered by the plan is limited to $160,000. Future years' maximum can be increased for inflation. The tables above sets forth approximate annual retirement benefits that would be received under the plan, computed on the basis of the specified average annual earnings and years of service. The table presents annual benefit amounts for remuneration above the current $160,000 since (a) the $160,000 maximum can increase with inflation and (b) prior to 1994 the maximum annual compensation limitation was more than $160,000.

         The number of full years of continuous service in the plan as of February 28, 2001 for Mr. Walters, Graham, Halowec and Cathey were 3, 2, 1 and 31, respectively. Mr. Overstreet is not covered by the plan.

                             AUDIT COMMITTEE REPORT

         The Audit Committee is responsible for monitoring and assuring the integrity of the Company's financial reporting process. It accomplishes this function by assessing the internal accounting and auditing practices of the Company, and the independent auditor's fulfillment of its role in the financial reporting process. The Board of Directors adopted a written charter for the Audit Committee in June 2000 further describing the role of the Committee. A copy of the charter is included in this proxy statement as Appendix A.

         During the fiscal year ended in February 2001, the Audit Committee reviewed interim quarterly financial statements with management and the independent auditors. This review was conducted prior to filing of the Company's 10-Q reports containing the respective interim quarterly financial statements. In addition, the Committee reviewed and discussed the 2001 year-end audited financial statements with executive management, including the Chief Financial Officer, and the independent auditors. This review took place prior to publication of the audited financial statements in the 10-K filing and annual report to shareholders. Each review was conducted with the understanding that management is responsible for preparing the Company's financial statements and the independent auditors are responsible for reviewing the interim quarterly financial statements and auditing the annual financial statements.

         In further discharge of its responsibilities, the Audit Committee met with the independent auditors, both in the presence of management and privately. The Committee and independent auditors discussed those matters described in Statement of Auditing Standards No. 61, "Communications with Audit Committee." These discussions included review of the scope of the audit performed with respect to the Company's financial statements.

         The Audit Committee received the independent auditor's written statement required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." This written statement described any relationships between the independent auditors and the company that may reasonably be thought to bear on independence. Following receipt of this written statement and discussions of the matters described in it, the Committee was satisfied as to the auditor's independence.

         Based upon the foregoing, the Audit Committee recommended to Board of Directors that audited financial statements be included in the Company's annual report on form 10-K, for the fiscal year ended February 28, 2001.

                                   AUDIT FEES

AUDIT FEES - The aggregate fees billed by the Company's independent auditors for professional services rendered in connection with the audit of the consolidated financial statements included in the Company's Annual Report on Form 10-K for fiscal 2001, as well as for the review of the consolidated financial statements included in the company's Quarterly Reports on Form 10-Q for fiscal 2001, were $154,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES - The aggregate fees billed by the Company's independent auditors for professional services related to the design and implementation of financial information systems for fiscal 2001 were $240,000.

ALL OTHER FEES - Fees totaling $147,000 billed by the Company's independent auditors during fiscal 2001, other than as described above, related to the following services:

       o        Tax consultation services                  $114,000
       o        Audits of employee benefit plans            $33,000

The Audit Committee believes that the foregoing expenditures are compatible with maintaining the auditor's independence.

The Audit Committee:
   Robert L. Mitchell (Chairman)
   Thomas R. Price
   Ewell L. Tankersley

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any of Ennis Business Forms' previous or future filings with the Securities and Exchange Commission except as otherwise explicitly specified by Ennis Business Forms in any such filing.

                      FIVE-YEAR PERFORMANCE COMPARISON (1)

         The graph below provides an indicator of cumulative total shareholder returns for the Company compared with the S&P 500 Stock Index and a Peer Group (2).

                                    [Graph]

                                       2/29/96        2/28/97      2/28/98        2/28/99       2/29/00         2/28/01
------------------------------------------------------------------------------------------------------------------------
S&P 500                                  100           126.16       170.32         203.94        227.86          209.18
Ennis Business Forms, Inc.               100           103.43       106.31          94.81         84.71          106.29
Peer Group (New)                         100           126.00       132.59          98.58         52.43           62.90
Peer Group (Old)                         100           131.94       127.82         100.07         79.66           79.62

         Assumes $100 invested on February 28, 1995 in Ennis Business Forms, Inc. Common Stock, the S&P 500 Index and Peer Group common stock.

         Total shareholder returns assume reinvestment of dividends.

-----------

(1) The data to prepare this performance comparison was obtained from Standard & Poor's Compustat Services, Inc.

(2) The Peer Group in the prior year consisted of the following publicly-held business forms manufacturers: Moore Corporation Ltd., The Standard Register Company, Wallace Computer Services, Inc., New England Business Services, Inc., Mail-Well, Inc., The Reynolds & Reynolds Company and Ennis Business Forms, Inc. American Business Products, Inc. was acquired in 1999 by Mail-Well, Inc., which has been added to the Peer Group. Due to a change in the business of Reynolds & Reynolds Company, they are being dropped from the Peer Group going forward. Information is presented for both the "old" and "new" Peer Group.

                       SELECTION OF AUDITORS (PROPOSAL 2)

         The selection of independent auditors is to be ratified at the meeting and it is intended that persons named in the accompanying form of Proxy will vote for KPMG LLP, Certified Public Accountants, who have served continuously as auditors of the Company since fiscal 1959. The members of the Audit Committee of the Board of Directors, Messrs. Mitchell, Price and Tankersley, join with the remaining members of the Board of Directors in recommending the ratification of the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending February 28, 2002. Mr. Tankersley was an Audit Partner with KPMG LLP until his retirement in 1985. Representatives of the firm will be present at the Annual Meeting of shareholders to answer questions and to make any statements they wish to make regarding the Company's financial statements. Ratification of the selection of auditors requires the affirmative vote of the holders of a majority of the shares voting at the Annual Meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to the Company, the Company believes that during the fiscal year ended February 28, 2001, all Section 16(a) filing requirements applicable to its officers and directors were made.

                                  MISCELLANEOUS

         Management is not aware of any other matters that may be presented for action at the meeting. If any other matters should be presented at the meeting for which a vote may properly be taken, then the enclosed form of Proxy will be voted in such manner as the persons named in the Proxy shall in their discretion determine.

         The Company will upon written request furnish to any shareholder, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended February 28, 2001 filed with the Securities and Exchange Commission. Such written request should be directed to Harve Cathey, Secretary, Ennis Business Forms, Inc., 1510 N. Hampton, Suite 300, DeSoto, Texas 75115.

         If you do not expect to attend the meeting, please date, sign and return the Proxy at your earliest convenience. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated, as it will save the expense of further mailing.

                              SHAREHOLDER PROPOSALS

         In order for proposals of shareholders to be considered for inclusion in the proxy statement and form of Proxy for the 2002 Annual Meeting of Shareholders, the Secretary of the Company must receive such proposals not less than 120 days in advance of May 21, 2002.

                                      By Order of the Board of Directors


                                      Harve Cathey
                                      Secretary

DeSoto, Texas
May 21, 2001

                                                                      Appendix A


                         CHARTER OF THE AUDIT COMMITTEE
             OF THE BOARD OF DIRECTORS OF ENNIS BUSINESS FORMS, INC.

I.       Audit Committee Purpose

                  The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

         o Monitor the independence and performance of the Company's independent auditors and internal auditing activities.

         o Provide an avenue of communication among the independent auditors, management, the internal auditor and the Board of Directors.

         o Encourage adherence to, and continuous improvement of, the Company's policies, procedures, and practices at all levels.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority (after advising the Board to do so) to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      Audit Committee Composition and Meetings

                  Audit committee members shall meet the requirements of the New York Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

                  Audit Committee members shall be appointed by the Board on recommendation of the Executive Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

                  The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based up on the auditors limited review procedures.

III.     Audit Committee Responsibilities and Duties.

         REVIEW PROCEDURES

         1. Review and reassess the adequacy of the Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

         3. In consultation with management, the independent auditors, and by review of internal audit activities consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

         4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee or his designate may represent the entire Audit Committee or his designate for purposes of this review.

         INDEPENDENT AUDITORS

         5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. Approve the fees and other significant compensation to be paid to the independent auditors.

         7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

         8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

         9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         INTERNAL AUDIT ACTIVITIES AND LEGAL COMPLIANCE

         11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit function, as needed.

         12. Review significant reports prepared resulting from internal audit activities together with management's response and follow-up to these reports.

         13. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         OTHER AUDIT COMMITTEE RESPONSIBILITIES

         14. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

         15. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

         16. Establish, review, and update periodically a Code of Ethical conduct and ensure that management has established a system to enforce this code.

         17. Annually review policies and procedures as well as audit results associated with directors and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

         18. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

PROXY                                                                      PROXY

                          ENNIS BUSINESS FORMS, INC.

          This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Keith S. Walters, Robert M. Halowec and Harve Cathey, or any one or more of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Ennis Business Forms, Inc. held of record by the undersigned at the close of business on April 16, 2001 at the Annual Meeting of Shareholders to be held June 21, 2001 or any adjournment thereof.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

           (CONTINUED AND TO BE SIGNED AND DATED ON THE OTHER SIDE)

--------------------------------------------------------------------------------

                                                           ENNIS BUSINESS FORMS, INC.
                                  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/

1. ELECTION OF DIRECTORS FOR TERM
   ENDING IN 2004 --                                       For All
   NOMINEES: 01-Harold W. Hartley,          For  Withhold  (Except Nominees(s)    2. Proposal to approve the
             02-Kenneth G. Pritchett and    All    All     written below)            selection of KPMG LLP as   For Against Abstain
             03-James C. Taylor.            / /    / /     / /                       independent auditors for   / /   / /     / /
                                                                                     the fiscal year ending
                                                                                     February 28, 2002.
-----------------------------------------
                                                                                  3. In their discretion, the
                                                                                     Proxies are authorized to  For Against Abstain
                                                                                     vote upon such other       / /   / /     / /
                                                                                     business as may properly
                                                                                     come before the meeting.




                                                                                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
                                                                                  THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                                                                  SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
                                                                                  WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE
                                                                                  PROXIES' DISCRETION ON MATTERS ARISING UNDER 3.
                                                                                  THIS PROXY CONFERS DISCRETIONARY AUTHORITY UPON
                                                                                  THE PROXIES TO CUMULATE VOTES FOR THE ELECTION
                                                                                  OF THE NOMINEES FOR WHICH PROXY AUTHORITY IS
                                                                                  GIVEN IF (a) CUMULATIVE VOTING IS THEN IN EFFECT,
                                                                                  (b) ADDITIONAL PERSONS ARE NOMINATED AND (c) SUCH
                                                                                  PROXIES DETERMINE THAT SUCH ACTION IS NECESSARY
                                                                                  TO ELECT AS MANY OF MANAGEMENT'S NOMINEES AS
                                                                                  POSSIBLE.

                                                                                  Please sign exactly as name appears at left.
                                                                                  When shares are held by joint tenants, both
                                                                                  should sign. When signing as attorney, executor,
                                                                                  administrator, trustee or guardian, etc., please
                                                                                  give full title as such. If a corporation,
                                                                                  please sign in full corporate name by President
                                                                                  or other authorized officer. If a partnership,
                                                                                  please sign in partnership name by authorized
                                                                                  person.

                                                                                      Dated: ________________________________, 2001

                                                                                  Signature _______________________________________

                                                                                  Signature if held jointly _______________________


-----------------------------------------------------------------------------------------------------------------------------------

                                        -- PLEASE FOLD AND DETACH HERE AND READ THE REVERSE SIDE --

                                                            YOUR VOTE IS IMPORTANT!

                                         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                                          USING THE ENCLOSED ENVELOPE.